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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) : June 29, 1998


                                   SIGNAL CORP
             (Exact name of registrant as specified in its charter)

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         Ohio                                        0-17894                                     34-1622711
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
(State or other                             (Commission File Number)                            (IRS Employer
jurisdiction of                                                                                  Identification
incorporation)                                                                                            No.)
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135 East Liberty Street,   Wooster, Ohio                                        44691
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
(Address of principal executive offices)                                        (Zip Code)


Registrant's telephone number, including area code:                             (330)  264-8001


FIRSTFEDERAL FINANCIAL SERVICES CORP
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         (Former name or former address, if changed since last report.)
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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

         On June 29, 1998, Signal Corp ("Signal"), formerly FirstFederal Financial Services Corp, consummated its acquisition of First Shenango Bancorp, Inc. ("Shenango") (former NASDAQ - "SHEN")and its subsidiary First Federal Savings bank of New Castle. The transaction was closed pursuant to the terms of the Agreement of Affiliation and Plan of Merger ("Merger Agreement") dated February 6, 1998. The acquisition was effected with Signal issuing approximately 3,087,000 shares of its common stock in exchange for the 2,161,000 outstanding shares of Shenango. Based on Signal's closing price of $28.63 on June 26, 1998, the transaction is valued at approximately $88 million. The transaction will be treated as a pooling of interests.

         The Merger Agreement was previously filed in connection with Signal's Registration Statement on Form S-4 dated May 4, 1998, which is incorporated herein by reference.

         A press release announcing the consummation of the acquisition was issued June 30, 1998 and is attached hereto as Exhibit 99.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

a)  Financial Statements of Businesses Acquired

         The financial statements required to be filed were previously reported in the First Shenango Bancorp, Inc. Annual Report on Form 10-K for the year ended December 31, 1997 and Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 and are incorporated herein by reference.

(b) Pro Forma Financial Information

         Pro forma financial information as required by Section 13 or 15(d) of the Securities Exchange Act of 1934 is not included herein. The pro forma financial information will be filed as an amendment to this Form 8-K/A on or before September 7, 1998.

(c) Exhibit 99 - News release dated June 30, 1998


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             SIGNAL CORP



                                              By:       /s/   Jon W. Park
                                                        ------------------------

                                                         Jon W. Park
                                                         Chief Financial Officer

Date:  July 8, 1998